NEWS
                                                                FOR IMMEDIATE
                                                                   RELEASE




                     THE FIRST AMERICAN CORPORATION REPORTS
                    RECORD RESULTS FOR THE FIRST QUARTER 2003


SANTA ANA, Calif., April 23, 2003 - The First American Corporation (NYSE: FAF), the nation's leading diversified provider of business information and related products and services, today announced record results for the first quarter ended March 31, 2003:


                                                                        For the Three Months Ended
                                                                                March 31
                                                               ------------------------ ----------------------
                                                                        2003 (A)                  2002
                                                               ------------------------ ----------------------
Total revenues                                                       $  1.34 billion         $ 1.04 billion
Income before income taxes and minority interests                    $163.5 million          $88.6 million
Net income                                                           $ 87.6 million          $44.1 million
Net income per diluted share                                                  $1.05                   $.57

(A) Includes a pretax gain on the merger of the company's  Credit Online  business with  DealerTrack  Holdings,  Inc. of
$13.1 million, $8.0 million on an after-tax basis, or 9 cents per diluted share.

Summary of Operations
---------------------

     "The first three months of 2003 marked another strong quarter for the company," stated Parker S. Kennedy, president of The First American Corporation. "Elevated levels of mortgage applications in the fourth quarter of 2002 produced strong order closings, which contributed to a record-breaking first quarter in the real estate-related segments of our Financial Services and Information Technology groups."

                                    - more -

First American Reports Record Results for the First Quarter 2003
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Quarterly Financial Highlights
------------------------------

Financial Services Group:

     o Record revenues for the first quarter 2003 were $1.0 billion, an increase of 26 percent when compared with $793.8 million for the first quarter of 2002.

     o Pretax income was a record $95.0 million, an increase of 92 percent when compared with $49.6 million in the prior year quarter.

     o Pretax margins improved to 9.5 percent compared with 6.2 percent for the first quarter 2002.

Information Technology Group (A):

     o Record revenues for the first quarter 2003 were $339.0 million, an increase of 37 percent compared with $247.4 million for the first quarter of 2002.

     o Pretax income was a record $96.4 million, an increase of 70 percent when compared with $56.6 million in the prior year quarter.

     o Pretax margins improved to 28.4 percent compared with 22.9 percent for the first quarter 2002.

(A) Includes a pretax gain in the current quarter on the merger of the company's Credit Online business with DealerTrack Holdings, Inc. of $13.1 million, $8.0 million on an after-tax basis, or 9 cents per diluted share.

2003 Strategic Focus and Outlook
--------------------------------

     Kennedy continued: "The month of March provided all-time-record opened order counts in our real estate-related businesses, which bodes well for the company's second quarter results. The company's businesses that are less dependant on the real estate cycle, which include auto credit, consumer credit, homeowner's and home warranty insurance, and screening information, are benefiting from the company's growth strategy to build products, services and systems, and are performing well. We are excited about the merger with US SEARCH.com, which is expected to close in the second quarter 2003. The new public entity, which will be named First Advantage Corporation, will provide significant opportunities in the rapidly expanding screening services industry."

First American Reports Record Results for the First Quarter 2003
----------------------------------------------------------------
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Teleconference/Webcast
----------------------

     First American's first quarter results will be discussed in more detail on Wednesday, April 23, 2003, at 11 a.m. EDT, via teleconference. The dial-in number is (800) 779-5182 and the pass code is FIRST AMERICAN. The live audio webcast of the call will be available on First American's Web Site at www.firstam.com/investor. An audio replay of the conference call will be available through April 27, 2003, by dialing (402) 220-3575. An audio archive of the call will also be available for replay on First American's Web site.

About First American
--------------------

     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's leading diversified provider of business information, the company supplies businesses and consumers with the information resources that affect the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $4.70 billion in 2002, First American has nearly 25,000 employees in approximately 1,400 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.



Forward Looking Statements
--------------------------

         Certain statements made in this press release, including those relating to second quarter results and opportunities in the screening services industry are forward-looking. Risks and uncertainties exist which may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2002,as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.


                       (Additional Financial Data Follows)

                                    -more-

First American Reports Record Results for the First Quarter 2003
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                               Summary of Earnings
                               -------------------
                    (in thousands, except per share amounts)

                                                                      For the Three Months Ended
                                                                              March 31
                                                             -------------------- --------------------
                                                                    2003                 2002
                                                             -------------------- --------------------
     Total revenues                                                   $1,341,975           $1,042,202
     Income before income taxes and minority interests                 $ 163,493             $ 88,559
     Income taxes                                                       $ 56,000             $ 31,000
     Minority interests                                                 $ 19,913             $ 13,484
     Net income                                                         $ 87,580             $ 44,075
     Net income per share:
         Basic                                                             $1.18                $0.63
         Diluted                                                           $1.05                $0.57
     Weighted average shares outstanding:
         Basic                                                            74,159               69,995
         Diluted                                                          85,098               80,985


                      Cash Provided by Operating Activities
                      -------------------------------------
                                 (in thousands)

                                                                      For the Three Months Ended
                                                                              March 31
                                                             -------------------- --------------------
                                                                    2003                 2002
                                                             -------------------- --------------------
     Cash provided by operating activities                            $   82,840           $   55,533



                        Summary Balance Sheet Information
                        ---------------------------------
                    (in thousands, except per share amounts)

                                                                     March 31       December 31
                                                             -------------------- --------------------
                                                                       2003            2002
                                                             -------------------- --------------------
     Total stockholders' equity                                       $1,489,588       $1,364,589
     Book value per share                                                 $19.62           $18.53


                      Summary Title Insurance Order Counts
                             From Direct Operations
                      ------------------------------------

                                                                 For the Three Months Ended
                                                                          March 31
                                                         ------------------- --- -----------------
                                                                2003                   2002
                                                         ------------------- --- -----------------
Title orders opened:
     January                                                        203,500               162,400
     February                                                       189,000               149,000
     March                                                          238,600               159,200
                                                         -------------------     -----------------
          First quarter total                                       631,100               470,600
                                                         ===================     =================
Title orders closed:
     January                                                        153,100               138,200
     February                                                       141,700               119,700
     March                                                          160,900               135,100
                                                         -------------------     -----------------
          First quarter total                                       455,700               393,000
                                                         ===================     =================


                       (Additional Financial Data Follows)
                                     -more-

First American Reports Record Results for the First Quarter 2003
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
                            Selected Financial Data
                            -----------------------
                                 (in thousands)

                                                                     For the Three Months Ended
                                                                              March 31
                                                            ----------------------------------------------
                                                                    2003                   2002
                                                            ----------------------------------------------
RESULTS OF OPERATIONS
 Revenues

      Operating revenues                                    $           1,304,863         $     1,023,340
       Investment and other income                                         24,567                  18,803
       Net realized investment gains                                       12,545                      59
                                                            ----------------------------------------------
                                                                        1,341,975               1,042,202
                                                            ----------------------------------------------
 Expenses
      Salaries and other personnel costs                                  407,217                 345,325
      Premiums retained by agents                                         365,709                 284,294
      Other operating expenses                                            293,387                 237,358
      Provision for title losses and other claims                          67,239                  47,099
      Depreciation and amortization                                        26,015                  24,148
      Premium taxes                                                        10,456                   7,199
      Interest                                                              8,459                   8,220
                                                            ----------------------------------------------
                                                                        1,178,482                 953,643
                                                            ----------------------------------------------
 Income before income taxes and minority interests           $            163,493           $      88,559

                                                            ==============================================

OPERATING REVENUES

Financial Services
     Title Insurance and Services:
          Direct operations                                  $            484,308           $    387,174
          Agency operations                                               448,996                356,797
                                                            ----------------------------------------------
                                                                          933,304                 743,971
     Specialty Insurance                                                   46,144                  29,312
     Trust and Other Services                                               9,905                  11,156
                                                            ----------------------------------------------
                                                                          989,353                 784,439
                                                            ----------------------------------------------
Information Technology
     Mortgage Information                                                 139,108                 108,130
     Property Information                                                  82,280                  55,110
     Credit Information                                                    62,528                  52,999
     Screening Information                                                 31,594                  22,662
                                                            ----------------------------------------------
                                                                          315,510                 238,901
                                                            ----------------------------------------------
                                                             $          1,304,863         $     1,023,340
Total operating revenues
                                                            ==============================================

INCOME BEFORE INCOME TAXES AND
    MINORITY INTERESTS

Financial Services

     Title Insurance and Services                            $             86,766       $          39,652
     Specialty Insurance                                                    5,839                   5,682
     Trust and Other Services                                               2,441                   4,225
                                                            ----------------------------------------------
                                                                           95,046                  49,559
                                                            ----------------------------------------------
Information Technology
     Mortgage Information                                                  45,797                  31,505
     Property Information                                                  23,443                  11,645
     Credit Information                                                    26,607                  12,653
     Screening Information                                                    515                     782
                                                            ----------------------------------------------
                                                                           96,362                  56,585
                                                            ----------------------------------------------
Total before corporate expenses and
   minority interest                                                      191,408                 106,144
     Corporate expenses                                                    27,915                  17,585
                                                            ----------------------------------------------

Income before income taxes and minority interests            $            163,493      $           88,559
                                                            ==============================================

First American Reports Record Results for the First Quarter 2003
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                                Segment Margins
                      For the Three Months Ended March 31
                      -----------------------------------
                       (in thousands, except percentages)

                                              Total revenues                Pretax (A)                      Margins
                                    ----------------------------   ----------------------------    ------------------------
                                        2003            2002           2003            2002           2003          2002
                                    ------------    ------------   ------------    ------------    ----------    ----------
Financial Services

     Title Insurance and Services:  $   944,391     $  751,141    $    86,766      $    39,652        9.2%           5.3%
     Specialty Insurance                 48,584         31,567          5,839            5,682       12.0%          18.0%
     Trust and Other Services             9,851         11,136          2,441            4,225       24.8%          37.9%
                                    ------------   ------------   ------------     ------------   -----------    ----------
                                    $ 1,002,826     $  793,844    $    95,046      $    49,559        9.5%           6.2%
                                    ============   ============   ============     ============   ===========    ==========

Information Technology
     Mortgage Information           $   141,877     $  109,552    $    45,797      $    31,505       32.3%          28.8%
     Property Information                87,441         58,473         23,443           11,645       26.8%          19.9%
     Credit Information                  78,046         56,632         26,607           12,653       34.1%          22.3%
     Screening Information               31,618         22,754            515              782        1.6%           3.4%
                                    -----------    ------------   ------------     ------------   ------------   ----------
                                    $   338,982     $  247,411    $    96,362      $    56,585       28.4%          22.9%
                                    ============   ============   ============     ============   ============   ==========

(A) - Income before income tax, minority interest and corporate expenses



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